SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Procera Networks, Inc.
(Name of Registrant as Specified In Its Charter)

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PROCERA NETWORKS, INC.
100 Cooper Court
Los Gatos, California 95032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 30, 2008
Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Procera Networks, Inc., a Nevada corporation (the “Company”).  The meeting will be held on Wednesday January 30, 2008 at 9:30 a.m.  local time at 100 Cooper Court, Los Gatos, California 95032 for the following purposes:

1.
To elect (i) two Directors as Class I Directors each to serve for a term of one year and until their respective successors are elected, (ii) two Directors as Class II Directors each to serve for a term of two years and until their respective successors are elected and (iii) two Directors as Class III Directors each to serve for a term of three years and until their respective successors are elected; however, if proposal no. 5 is approved, the terms of all Directors will expire immediately prior to the election of Directors at the next annual meeting and all Directors will stand for election annually beginning thereafter.

2.	To approve and adopt the Company’s 2007 Equity Incentive Plan.

3.	To ratify the selection by the Audit Committee of the Board of Directors of PMB Helin Donovan, LLP as independent auditors of the Company for its fiscal year ending December 31, 2007.

4.	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares from 100,000,000 to 130,000,000 shares.

5.	To approve an amendment to the Company’s Articles of Incorporation to declassify the Board of Directors.

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is December 17, 2007.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Thomas H. Williams
Interim Chief Executive Officer, Chief Financial Officer and Secretary

Los Gatos, California
December      , 2007

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROCERA NETWORKS, INC.
100 Cooper Court
Los Gatos, California 95032

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

January 30, 2008

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Procera Networks, Inc. is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy.

The Company intends to mail this proxy statement and accompanying proxy card on or about December 28, 2007 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on December 17, 2007 will be entitled to vote at the annual meeting.  On this record date, there were approximately 75,979,439 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on December 17, 2007, your shares were registered directly in your name with Procera Networks, Inc.’s transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 17, 2007, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•	Election of six Directors;

•	Approval of the Company’s 2007 Equity Incentive Plan and the proposed 12,389,520 shares of common stock authorized for issuance under the Company’s 2007 Equity Incentive Plan;

•	Ratification of PMB Helin Donovan, LLP as independent auditors of the Company for its fiscal year ending December 31, 2007;

•	Approval of proposed amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 130,000,000 shares; and

•	Approval of a proposed amendment to the Company’s Articles of Incorporation to declassify the Board of Directors.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Procera Networks, Inc.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

Each share of common stock entitles the holder as of December 17, 2007 to one vote on any matter coming before the 2007 Annual Meeting of Stockholders.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all six nominees for Director, “For” the adoption of the 2007 Equity Incentive Plan, “For” the adoption of the amendment to the Articles of Incorporation increasing the authorized number of shares of common stock from 100,000,000 to 130,000,000 shares, “For” the ratification of the PMB Helin Donovan, LLP as independent auditors of the Company for its fiscal year ending December 31, 2007 and “For” the adoption of the amendment to the Articles of Incorporation to declassify the Board of Directors.  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our Directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may, however, reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Procera Networks Inc.’s Secretary at 100 Cooper Court, Los Gatos, California 95032.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by August 30, 2008, to Procera Networks, Inc.’s Secretary; 100 Cooper Court, Los Gatos, California 95032.  If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify Procera Networks, Inc. before November 13, 2008, for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold,” abstentions and broker non-votes and, with respect to proposals other than the election of Directors, “Against” votes.  Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes, when applicable.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

 Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

How many votes are needed to approve each proposal?

•
For the election of Directors, the six nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of Directors) will be elected.  Only votes “For” or “Withheld” will affect the outcome.

•
To be approved, Proposal No. 2: the Approval of the Company’s 2007 Equity Incentive Plan must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•
To be approved, Proposal No. 3: the Ratification of PMB Helin Donovan, LLP as independent auditors of the Company for its fiscal year ending December 31, 2007 must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•
To be approved, Proposal No. 4: the amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 130,000,000 shares must receive “For” votes from the holders of a majority of shares outstanding on the record date.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will also  the same effect as an “Against” vote.

•
To be approved, Proposal No. 5: the amendment to the Company’s Articles of Incorporation to declassify the Board of Directors must receive “For” votes from the holders of a majority of shares outstanding on the record date.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will also have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders for each action to be voted upon at the 2007 Annual Meeting of Stockholders must be present.  A quorum for each action will be present if stockholders holding at least a majority of the outstanding shares entitled to cast a vote on such action are present at the meeting in person or represented by proxy.  On the record date, there were approximately 75,979,439 shares outstanding and entitled to vote on each of the actions to be voted upon.  Thus, the holders of approximately 37,989,720 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  Final voting results will be published in the Company’s quarterly report on Form 10-QSB for the first quarter of 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

Procera Network Inc.’s Board of Directors is divided into three classes, with the classes as nearly equal in number as possible.  If each of the nominees to our Board set forth in Proposal 1 is elected, Ms. Mary M. Losty and Mr. Staffan S. Hillberg will be Class I Directors, with their initial term expiring at the Annual Meeting of Stockholders in 2008; Messrs. Thomas Saponas and Scott McClendon will be Class II Directors, with their initial terms expiring at the Annual Meeting of Stockholders in 2009; and Messrs. Thomas H. Williams and Sven Nowicki will be Class III Directors, with their initial terms expiring the Annual Meeting of Stockholders in 2010. Each Director will hold office until his or her successor has been duly elected and qualified.  If Proposal No. 5 concerning the declassification of the Board of Directors is approved by shareholders, then the terms of all of our Directors will expire immediately prior to the election of Directors at our next annual meeting.  Proposal No. 5 is described on page [26] of this proxy statement.  Vacancies on the Board may be filled only by persons elected by a majority of the remaining Directors.  A Director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of Directors, shall serve for the remainder of the full term of that class and until the Director’s successor is elected and qualified. At each annual meeting of stockholders after their initial election, each Director elected to succeed a Director whose term has expired will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after his or her election, with each Director to hold office until his or her successor shall have been duly elected and qualified.

The Board of Directors presently has six members.  Upon the occurrence of the 2007 Annual Meeting of Stockholders, each of the current Directors has agreed that their current term will expire and that they will each be a nominee for Director in the classes set forth in the preceding paragraph.  Each of the nominees listed below, except for Ms. Losty, and Messrs. Nowicki and Hillberg, is currently a Director of the Company who was previously elected by the stockholders.  Ms. Losty and Mr. Hillberg were recommended for election to the Company’s Board by the sellers of Netintact, the company acquired by Procera in August, 2006 and the CEO and CFO respectively. If elected at the annual meeting, each of these nominees would serve for the time period set out for his or her respective class below, or, if sooner, until the Director’s death, resignation or removal.  It is the Company’s policy to invite Directors and nominees for Director to attend the Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of Directors.  The six nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below.  If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Procera Networks, Inc.  Each person nominated for election has agreed to serve if elected.  Our management has no reason to believe that any nominee will be unable to serve.

NOMINEES

The following is a brief biography of each nominee for Director as well as the executive officers and certain key employees as of December 10, 2007.

NAME	AGE	PRINCIPAL OCCUPATION/ POSITION HELD WITH THE COMPANY

Thomas H. Williams	69	Interim Chief Executive Officer, Chief Financial Officer, Secretary and a Director Nominee
David Stepner	62	Chief Operating Officer
Sven Nowicki	44	EVP, General Manager EMEA, Director Nominee
Paul Eovino	58	Vice President, Principal Accounting Officer
Scott McClendon	68	Director Nominee
Thomas Saponas	58	Director Nominee
Staffan Hillberg	43	Director Nominee
Mary Losty	47	Director Nominee

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2010 ANNUAL MEETING

Mr. Thomas H. Williams has served as a member of Board of Directors since our October 2003 merger.  On November 2, 2007, we appointed Thomas H. Williams as our interim Chief Executive Officer.   Mr. Williams has served as our Chief Financial Officer and Secretary, since March 20, 2006 and continues to serve in those capacities.  He served as a Director of our predecessor from May 2002 to October 2003.  Mr. Williams has 20 years' experience as CFO and General Counsel in start-up and medium-sized venture capital-backed technology companies.  Mr. Williams' early years were spent with IBM and Shell Oil Company in engineering and legal positions.  In 1971, Mr. Williams joined the management team of Measurex Corp., a process control start-up, responsible for engineering project budgeting and patent matters as the company grew from $4 million to $50 million in revenues.  In 1976, Mr. Williams and two partners took over management of Altus Corporation, guided the company through bankruptcy and raised venture capital.  From 1984 though 1993, Mr. Williams was CFO and General Counsel for Greyhawk Systems, an innovator in high-resolution electronic imaging, which was sold in 1993.  From 1993 to 1997, Mr. Williams was in the private practice of law.  In 1997 he was appointed as CFO of IC WORKS, Inc., a venture capital-backed semiconductor company, on an interim basis to guide a financial turnaround.  Within six months, the company was brought from near bankruptcy to a cash positive position, which allowed the company to be sold in 1998 for more than $100 million.  From 1999 through 2004, Mr. Williams was CFO at Bandwidth9, a company developing tunable lasers for the fiber optics industry.  Mr. Williams holds a B.S. degree in electrical engineering, and a law degree from the University of Minnesota and a M.B.A. from the University of California at Berkeley.  He is a member of the California, New York (inactive), Federal and Patent bars.  Early in fiscal 2006, Mr. Williams resigned his position on the Audit Committee but will continue to perform as one of our Directors.

Mr. Sven Nowicki has served as a member of our Board of Directors since the merger of Netintact AB in September 2006.  Sven has worked within the IT industry for over 15 years.  He is the former CEO of Netintact which he founded in 2000 together with four colleagues.  Mr. Nowicki executed and closed the merger of Netintact AB with Procera Networks in August, 2006.  Prior to Netintact, Mr. Nowicki started his first company in 1990 building computers and networks for small business and private customers, and in 1996 he started a web hosting company together with two of the cofounders of Netintact.  Sven is the IT manager for The Federation of Private Enterprises, a non-government organization for entrepreneurs and business owners.  He is also an active member of S I B - The Swedish IT Security Industry council – an association for the Swedish IT and information security companies, and an active member of SIG Security in Sweden.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2009 ANNUAL MEETING

Mr. Scott McClendon has served as a member of Board of Directors since March 1, 2004.  He is currently a member of the Audit and Compensation Committees.  Mr. McClendon served as the President and Chief Executive Officer of Overland Storage, Inc. (NASDAQ: OVRL) from October 1991 to March 2001, when he was named Chairman, and was an officer and employee until June 2001.  He was employed by Hewlett-Packard Company, a global manufacturer of computing, communications and measurement products and services, for over 32 years in various positions in engineering, manufacturing, sales and marketing.  He last served as the General Manager of the San Diego Technical Graphics Division and Site Manager of Hewlett-Packard in San Diego, California.  Mr. McClendon is a director of SpaceDev, Inc., an aerospace development company.  Mr. McClendon has a BSEE and MSEE from Stanford University.

Mr. Thomas Saponas has served as a member of Board of Directors since April 1, 2004.  Mr. Saponas served as the Senior Vice President and Chief Technology Officer of Agilent Technologies, Inc. (NYSE: A) from August 1999 until he retired in October 2003. Prior to being named Chief Technology Officer, from June 1998 to April 1999, Mr. Saponas was Vice President and General Manager of Hewlett-Packard's Electronic Instruments Group.  Mr. Saponas has held a number of positions since the time he joined Hewlett-Packard. Mr. Saponas served as General Manager of the Lake Stevens Division from August 1997 to June 1998 and General Manager of the Colorado Springs Division from August 1989 to August 1997.  In 1986, he was a White House Fellow in Washington, D.C. Mr. Saponas has a BSEE/CS (Electrical Engineering and Computer Science) and an MSEE from the University of Colorado.  Mr. Saponas is a director of nGimat, a nanotechnology company, a director of Time Domain, an ultra wideband communications company, and a director of Keithley Instruments (KEI on NYSE), an electronic instruments company.  He also serves on the Visiting Committee on Advanced Technology at the National Institute of Standards and Technology.  On March 23, 2006, Mr. Saponas filled the vacancy left by Tom Williams as a member of our Audit Committee.  Mr. Saponas is currently a member of the Audit and Compensation committees.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING

Mr. Staffan Hillberg has served as a member of our Board of Directors since January 24, 2007 and is currently a member of our Nominating and Compensation committees.  Mr. Hillberg is currently the CEO of Scandinavian Financial Management AB, a private equity group based in Sweden. Earlier he held the position of Managing Partner at the MVI Group, one of the largest and oldest business angel networks in Europe with over 175 million Euros invested in 75 companies internationally.  While at MVI he oversaw a number of successful exits among them, two IPO's in 2006 on the AIM exchange in London as well as an IPO on the Swiss Stock Exchange.  Prior to MVI he ran a local venture capital company as well as co-founded and was the CEO of the computer security company AppGate with operations in Europe and the USA, raising US$20M from ABN Amro, Deutsche Telecom and GE Equity. Before this he was responsible for the online activities of the Bonnier Group, the largest media group in Scandinavia, spearheading their internet activities and heading up their sponsorship of MIT Media Lab. Earlier he was the QuickTime Product Manager at Apple in Cupertino and before this Multimedia Evangelist with Apple Computer Europe in Paris, France.  He has extensive experience as an investor and business angel having been involved in the listing of two companies in Sweden, Mirror Image and Digital Illusions where the later was acquire by Electronic Arts. Mr. Hillberg attended the M.Sc. program at Chalmers University of Technology in Sweden and has an MBA from INSEAD in France.

Ms. Mary Losty has served as a member of our Board of Directors since March, 2007.  She is currently a member of the Audit and Nominating committees.  Ms. Losty is currently the General Partner at Cornwall Asset Management, LLC, a portfolio management firm located in Baltimore, Maryland, where she is responsible for the firm's investment in numerous companies.  Ms. Losty's prior experience includes working as a portfolio manager at Duggan & Associates and as an equity research analyst at M. Kimelman & Company.  Prior to that she worked as an investment banker at Morgan Stanley and Co., and for several years prior to that she was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary.  Ms. Losty received both her B.S. and Juris Doctorate degrees from Georgetown University, the latter with magna cum laude distinction.  She is a member of the American Bar Association and a commissioner for Cambridge, Maryland's Planning and Zoning Commission.  Ms. Losty also sits on the board of directors of the American Board of the United Nations University for Peace, an institution which enjoys the exclusive status of being sanctioned by all 192 member states of the United Nations.

INFORMATION REGARDING EXECUTIVE OFFICERS

Thomas H. Williams.  Please see information regarding Mr. Williams above.

David Stepner  Dr. Stepner is a Silicon Valley veteran with extensive experience in aggressively growing a variety of successful high-tech companies.  From June 2001 to March 2007, Dr. Stepner was CEO of Teja Technologies, a software company targeting the networking equipment market.  Prior to that, he was general manager of the platforms business unit of Wind River Systems, developer of the Tornado development environment and VxWorks operating system through 2000.  He came to Wind River via its acquisition of Integrated Systems Inc. (ISI), where he served as president of its Diab-SDS subsidiary, and earlier as vice president of R&D from 1994.  Dr. Stepner also held executive positions at Greyhawk Systems, which he co-founded, and Diasonics, which conducted the largest IPO in history up to its time, and was vice president of R&D at Measurex Corp.  Dr. Stepner received a B.S. from Brown University, and an M.S. and Ph.D. in electrical engineering from Stanford.

Paul Eovino  Mr. Eovino has over 30 years experience in executive and managerial financial positions in companies ranging in size from startup to over $2 billion in annual sales.  Mr. Eovino joined Procera Networks in September 2006 in a consulting role and became our Corporate Controller and Principal Accounting Officer in March 2007.  From February 2004 to January 2007, Mr. Eovino held the dual positions of CFO for Expresso Fitness, a virtual reality exercise bicycle manufacturer, and Synfora, an EDA Software developer.  From December 2000 to January 2004, Mr. Eovino was the Corporate Controller for Bandwidth9, a MEMS manufacturer of tunable lasers for the fiber optic market.  Mr. Eovino’s early career included over 15 years experience in various international financial management positions with NCR, GenRad, and BICC-Boschert as well as 8 years with Greyhawk Systems.  Mr. Eovino graduated from Rider University with a degree in Accounting and Financial Management.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the listing standards of the American Stock Exchange, which we refer to as AMEX, at least 50% of the members of our Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors.  The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the AMEX, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each Director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four Directors are independent Directors within the meaning of the applicable AMEX listing standards: Scott McClendon, Thomas Saponas, Mary Losty and Staffan  Hillberg.  In making this determination, the Board found that none of the these Directors or nominees for Director had a material or other disqualifying relationship with the Company.  Thomas H. Williams and Sven Nowicki, are not independent Directors by virtue of their employment with the Company.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met 6 times and acted by unanimous written consent 5 times during the fiscal year ended December 31, 2006.  Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a Director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee.  The following table provides current membership and meeting information for fiscal year ended December 31, 2006, for each of the Board committees:

Name	Audit	Compensation	Nominating

Thomas Saponas	X *	X *
Scott McClendon	X *	X
Staffan Hillberg		X	X
Mary Losty	X		X *
Thomas Williams
Sven Nowicki
Total meetings in 2006	4	-	4

*              Committee Chairperson

Below is a description of each committee of the Board of Directors.  Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that, except as specifically described below, each member of each committee meets the applicable AMEX rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.  For this purpose, the Audit Committee performs several functions.  The Audit Committee reviews, acts on and reports to the Board of Directors regarding various auditing and accounting matters, including the selection of our independent auditors, the monitoring of the rotation of the partners of the independent auditors, the review of our financial statements, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices.  The Audit Committee is composed of three Directors: Messrs. Saponas and McClendon and Ms. Losty. The Audit Committee met 4 times during the fiscal year ended December 31, 2006.  The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at http://www.proceranetworks.com/about-procera/investor-relations-2.htm.  The Board of Directors reviewed the AMEX listing standards definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 121A(2) of the AMEX listing standards

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management of the Company.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1.  AU section 380), as adopted by the Public Company Accounting Oversight Board, which we refer to as the PCAOB, in Rule 3200T.  The Audit Committee has also received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent accountants the independent accountant’s independence.  Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report in Form 10-KSB for the fiscal year ended December 31, 2006.

Mr. Thomas Saponas
Mr. Scott McClendon
Ms. Mary Losty

Compensation Committee

The Compensation Committee was not formed until 2007 and did not meet during 2006  The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at http://www.proceranetworks.com/about-procera/investor-relations-2.html

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of our other employees; and

•	administers our stock option plan.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee is expected to meet at least 2 times annually and with greater frequency if necessary.  The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the CEO. The Compensation Committee meets regularly in executive session.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings.   The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate

Historically, the Compensation Committee has made most significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year, However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year.  Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year.  For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.  The Compensation Committee reviews, discusses and assesses its own performance at least annually.  The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including it’s role and responsibilities as outlined in its charter, and recommends any proposed changes to the Board of Directors for its consideration

Compensation Committee Interlocks and Insider Participation

 Our Compensation Committee is currently composed of three non-employee directors: Messrs. Saponas, McClendon and Hillberg. During fiscal year ended December 31, 2006, none of our executive officers served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as Directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent Directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.  The Nominating Committee is composed of two Directors:  Mr. Hillberg and Ms. Losty.  All members of the Nominating Committee are independent (as independence is currently defined in Section 121A(2) of the AMEX listing standards). The Nominating Committee was formed in 2007, and therefore did not meet during the fiscal year ended December 31, 2006. The Nominating Committee has adopted a written charter that is available to stockholders on the Company’s website and http://www.proceranetworks.com/about-procera/investor-relations-2.html

The Nominating Committee believes that candidates for Director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics.  The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders.  However, the Nominating Committee retains the right to modify these qualifications from time to time. Candidates for Director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders.  In conducting this assessment, the Nominating Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.  In the case of incumbent Directors whose terms of office are set to expire, the Nominating Committee reviews these Directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the Directors’ independence.  In the case of new Director candidates, the Nominating Committee also determines whether the nominee is independent for AMEX purposes, which determination is based upon applicable AMEX listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating Committee will consider Director candidates recommended by stockholders.  The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 100 Cooper Court, Los Gatos, California 95032 at least 45 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a Director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a Director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, the Company has not provided a formal process related to stockholder communications with the Board.  Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual Directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.  We believe our responsiveness to stockholder communications to the Board has been excellent. In order to communicate with the Board as a whole, with non-management Directors or with specified individual Directors, correspondence may be directed to Thomas Williams at 100 Cooper Court, Los Gatos, California 95032.

CODE OF ETHICS

The Company has adopted the Procera Networks, Inc. Code of Business Conduct and Ethics that applies to all officers, Directors and employees.  The Code of Business Conduct and Ethics is available on our website at http://www.proceranetworks.com/about-procera/investor-relations-2.html.  If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or Director, the Company will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2

APPROVAL OF 2007 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our 2007 Equity Incentive Plan at the annual meeting.  We call this plan the 2007 Plan.  On October 17, 2007, the Compensation Committee approved the 2007 Plan, subject to stockholder approval.

If approved by stockholders, the 2007 Plan will consolidate and replace all our outstanding equity incentive plans.  Specifically, the 2007 Plan will succeed the 2003 Stock Option Plan and the 2004 Stock Option Plan.  We refer to all our outstanding equity incentive plans together as the Prior Plans.

When our stockholders approve the 2007 Plan, and subject to adjustment upon certain changes in capitalization, the aggregate number of shares of common stock of the Company that may be issued pursuant to Stock Awards under the Plan shall not exceed 5,000,000 shares of Common Stock, plus an additional number of shares in an amount not to exceed 7,389,520 comprised of: (i) that number of shares subject to the Prior Plans on the date the 2007 Plan was adopted by the Board and available for future grants plus (ii) the number of shares subject to currently outstanding stock awards issued under the Prior Plans that return to the share reserve from time to time after the date the 2007 Plan was adopted by the Board.

Why You Should Vote for the 2007 Plan

Stock Options Are an Important Part of Our Compensation Philosophy

Procera Networks, Inc. strongly believes that the approval of the 2007 Plan is critical to our ongoing effort to build stockholder value.   We believe that equity compensation provides a strong incentive for employees to work to grow the business and is most attractive to employees who share the entrepreneurial sprit that has made our Company a success.

The 2007 Plan Combines Compensation and Governance Best Practices

We have included provisions in the 2007 Plan that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•
Continued broad-based eligibility for equity awards. We grant stock options to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

•
Stockholder approval is required for additional shares.  The 2007 Plan does not contain an annual “evergreen” provision. The 2007 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares.

•
No discount stock options or stock appreciation rights. All stock options and stock appreciation rights are intended to have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Submission of 2007 Plan amendments to stockholders.  The 2007 Plan requires stockholder approval for material amendments to the 2007 Plan, including materially increasing the benefits accrued to participants under the 2007 Plan; materially increasing the number of securities which may be issued under the 2007 Plan; materially expanding the class of individuals eligible to participate in the 2007 Plan; or materially extending the term of the 2007 Plan.

Summary of the 2007 Plan

A summary of the principal features of the 2007 Plan follows below.  The summary is qualified by the full text of the 2007 Plan that is attached as Exhibit A to this proxy statement.

Types of Awards

The 2007 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards.  We refer to these stock awards in this Proposal collectively as the stock awards or awards.

Eligibility

Awards may be granted under the 2007 Plan to our employees, directors and consultants.  Only our employees may receive incentive stock options.  As of  December 15 2007, approximately 62 employees (including our officers) and consultants, and four non-employee directors, were eligible to participate in the 2007 Plan.

Administration

Our Board, or a committee of the Board, will administer the 2007 Plan.  A committee may consist of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or of two or more “outside directors” within the meaning of Section 162(m) of the Code.   The 2007 Plan also permits delegation to our officers of the ability to make limited grants of stock options to employees.  The Board has delegated administration of the 2007 Plan to the Compensation Committee.

As administrator of the 2007 Plan, the Board has the authority to implement, construe and interpret its provisions.  Among other things, the Board has the power to determine award recipients and the terms of awards including the exercise price, the number of shares subject to each award, the exercisability of stock awards and the form of consideration payable at exercise.  The Board has the power to approve forms of award agreements, and to adopt procedures and sub-plans to permit employees, directors or consultants who are foreign nationals or employed outside the United States to participate in the 2007 Plan.  The Board also has the authority under the 2007 Plan to reduce the exercise or purchase price of any outstanding stock award and/or to cancel and re-grant any outstanding stock award to reduce the exercise purchase price of the award.

Stock Subject to the 2007 Plan

Subject to adjustment upon certain changes in capitalization, the aggregate number of shares of common stock of the Company that may be issued pursuant to Stock Awards under the Plan shall not exceed 5,000,000 shares of Common Stock, plus an additional number of shares in an amount not to exceed 7,389,520 comprised of: (i) that number of shares subject to the Prior Plans  and available for future grants as of the date the 2007 Plan was adopted by the Board plus (ii) the number of shares subject to currently outstanding stock awards issued under the Prior Plans that return to the share reserve from time to time following the date the 2007 Plan was adopted by the Board.  The shares of common stock subject to stock awards granted under the 2007 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the 2007 Plan and be available for issuance under the 2007 Plan.

As of December 15, 2007, options to purchase approximately 6,181,000 shares of common stock were outstanding under the Prior Plans and approximately one million two-hundred and eight thousand five hundred twenty (1,208,520) shares remained available for future awards under the Prior Plans.  Therefore, we are asking for an increase of approximately 5,000,000 new shares to be added to the 2007 Plan.

No additional equity awards will be made under the Prior Plans.  All shares that remained available for issuance under the Prior Plans on the effective date (that is, the date the Board approved the 2007 Plan) became available for issuance under the 2007 Plan

Terms of Options

A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time.  Stock option grants may be incentive stock options or nonstatutory stock options; however, no more than 12,389,520 shares of common stock may be issued under the 2007 Plan pursuant to the exercise of incentive stock options.  Each option is evidenced by a stock option agreement.  The Board determines the terms of a stock option including the exercise price, the form of consideration paid on exercise, the vesting schedule, restrictions on transfer and the term.  The exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant (for incentive stock option 110% if the optionee is a 10% holder).  The term of an option will not be longer than ten (10) years and may be subject to restrictions on transfer.  When exercised, the exercise price may be paid in cash, check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of common stock, by a “net exercise” arrangement, or by other means acceptable to the Board.

Options generally terminate three (3) months after termination of an optionee’s service or as set forth in the option agreement.  As set forth in the 2007 Plan, the optionee will have longer to exercise when termination is due to disability or death.   No option may be exercised beyond the expiration of its term.

Terms of Restricted Stock Awards

Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the Board.  Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award.  The Board sets the terms of the restricted stock awards including the size of the restricted stock award, the price to be paid by the recipient, the vesting schedule, and any performance criteria that may be required for the stock to vest.  The award may vest based on continued employment and/or the achievement of performance goals.  If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares will be forfeited by the participant unless otherwise provided in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards

A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a set period.  No stock is issued at the time of grant.  Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award.  The Board sets of the terms of the restricted stock unit award including the size of the restricted stock unit award, the consideration to be paid by the recipient, the vesting schedule, and any performance criteria.  When a participant’s service terminates, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.

Terms of Stock Appreciation Rights

A stock appreciation right, or SAR, is the right to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date for the number of shares of our common stock that are exercised. Stock appreciation rights may be granted as stand-alone stock awards or in tandem with other stock awards.  When a SAR is exercised, the holder is entitled to an amount equal to the difference between (a) the fair market value of a share of our common stock on the date the SAR was granted and (b) the fair market value of a share of our common stock on the date the SAR is exercised.  We may pay the amount of the appreciation in cash or shares of our common stock or a combination of both.  Each stock appreciation right is evidenced by an agreement specifying the exercise price, vesting schedule, number of shares granted, and the other terms of the SAR.  When a participant’s service terminates, the unvested portion of the SAR will be forfeited unless otherwise provided in the award agreement.

Terms of Performance Based Stock Awards

Performance Stock Awards.  A performance stock award may be granted, may vest, or may be exercised upon achievement of pre-determined performance goals.  A performance stock award may require the completion of a specified period of continuous service.  The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board.  In addition, to the extent permitted by applicable law and the award agreement, the Board may determine that cash may be used in payment of performance stock awards.

Performance Cash Awards.  A performance cash award is a cash award that is paid upon the achievement of performance goals during a performance period.  A performance cash award may also require the completion of a specified period of continuous service.  The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Board.  The Board may determine that common stock authorized under the 2007 Plan may be used in payment of performance cash awards, including additional shares in excess of the performance cash award as an inducement to hold shares of common stock.

Performance Criteria.    Performance-based stock and cash awards may be made subject to one or more of the following criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) sales or revenue targets; (xvii) orders and revenue; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) stockholders’ equity; (xxxi) quality measures; and (xxxii) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

Terms of Other Stock Awards

The Board may grant other incentive awards that are based in whole or in part by reference to the value of Procera Network, Inc.’s common stock.  Subject to the provisions of the 2007 Plan, the Board has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.  Such awards may be granted either alone or in addition to other stock awards granted under the 2007 Plan.

Changes to Capital Structure

In the event of certain changes in the capitalization of the Company, including through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will appropriately and proportionately adjust: (a) the class(es) and maximum number of securities subject to the 2007 Plan, (b) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, (c) the class(es) and maximum number of securities that may be awarded to any person pursuant to performance stock awards and other stock-based awards intended to satisfy the requirements of Section 162(m) of the Code (such as options and stock appreciation rights), and (d) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions; Changes in Control

In the event of a corporate transaction or a change of control, the Board shall take one or more of the following actions: (1) arrange for the surviving company to assume, or continue outstanding awards or provide substitute awards, (2) accelerate the vesting of outstanding awards, (3) provide for the cancellation of outstanding awards or (4) provide for a cash payment in settlement of such award.

Duration, Suspension, Termination, and Amendment

The Board may amend, suspend or terminate the 2007 Plan at any time.  The 2007 Plan is scheduled to terminate on October 16, 2017, which date is the 10th anniversary of the date the Board adopted the 2007 Plan.  No awards may be granted under the 2007 Plan while the 2007 Plan is suspended or after it is terminated.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment; (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award; (iii) withholding cash from an award settled in cash or from other amounts payable to the participant; or (iv) by other method set forth in the award agreement.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and Procera Networks, Inc. with respect to participation in the 2007 Plan.  This summary is not exhaustive, and does not discuss state, local or foreign tax laws.

Incentive Stock Options

An optionee who is granted an incentive stock option generally does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options

No taxable income is generally recognized by an optionee upon the grant of a nonstatutory stock option.  Upon exercise, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares.  Generally, we will be entitled to an income tax deduction in the tax year in which the optionee recognizes the ordinary income.  When the optionee disposes of shares granted as a nonstatutory stock option, any difference between the sale price and fair market value of the shares on the exercise date, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture.  If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired.  Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Restricted Stock Units.

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the shares subject to that unit vest and are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Performance Awards.

A participant generally will recognize no income upon the grant of a performance awards.  Upon the settlement of cash awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received.  If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above for restricted stock or restricted stock units, as applicable.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.   Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and income previously recognized on the shares, will be taxed as capital gain or loss.  We generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received.  Generally, Procera Networks, Inc. will be entitled to an income tax deduction in the year in which the ordinary income is recognized by the participant.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Section 162(m)

Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million.  It is possible that compensation attributable to 2007 Plan awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any given year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation if certain steps are taken by the corporation.

In order to preserve, to the greatest extent possible, our tax deductions on stock and cash awards granted under the 2007 Plan, Section 162(m) of the Code requires that our stockholders approve certain limitations on these awards.  Therefore, the 2007 Plan provides that no person may be granted stock awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the fair market value of the common stock on the date of grant (such as options and stock appreciation rights) covering more than  1,500,000  shares of common stock during any calendar year.  In addition, no person may be granted performance stock awards covering more than 750,000 shares of common stock during any calendar year.  Finally, no person may be granted performance cash awards with a value exceeding $1,000,000 during any calendar year. Stockholder approval of this Proposal will also constitute approval of these limitations for purposes of Section 162(m) of the Code.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors and employees under the 2007 Plan.  The following table sets forth information about awards granted under the Prior Plans in fiscal year 2007 to the Named Executive Officers, all current executive officers as a group, all non-employee directors as a group, and all non-executive employees and consultants (including all current officers who are not executive officers) as a group (approximately 13  people).  On December 14 , 2007, the last reported sales price of our common stock was $ 1.42 .

Prior Plans
Name	Weighted Average Exercise Price ($)	Number of Shares Subject to Awards
Douglas J. Glader (1)	$0.00	-
Thomas H. Williams	$0.00	-
Gary J. Johnson (2)	$0.00	-
Executive Group	$1.36	550,000
Non-Executive Director Group	$2.42	260,000
Non-Executive Officer Employee Group	$0.00	-
(1)
On November 2, 2007, Douglas J. Glader retired from his positions as President and Chief Executive Officer of the Company, as well as Chairman of the Board of Directors and as a Director of the Company.

(2)	On December 7, 2007, Gary J. Johnson retired as the Vice President of Sales of the Company.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE 2007 PLAN.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected PMB Helin Donovan, LLP (“PMB”) as the Company’s independent auditors for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the 2007 Annual Meeting of Stockholders. PMB Helin Donovan, LLP has audited the Company’s financial statements since December 31, 2006.  Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PMB Helin Donovan, LLP as the Company’s independent auditors.  However, the Audit Committee of the Board is submitting the selection of PMB Helin Donovan, LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

On June 7, 2006, our auditors, Burr, Pilger & Mayer LLP (“BPM”) stated that we no longer fit the BPM client profile and resigned. The independent auditor’s reports of BPM on our financial statements for the year ended January 1, 2006 and January 2, 2005, or any later interim period through the date of resignation, did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years through the date of resignation, we did not have any disagreements with BPM on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of BPM would have caused BPM to make reference to the subject matter thereof in connection with BPM’s independent auditor’s report.

With the approval of our board of directors, our Audit committee engaged PMB as our independent registered public accounting firm for the fiscal year ended December 31, 2006. PMB accepted such appointment on July 26, 2006. Our decision to select PMB as our independent retistered public accounting firm was the result of a competitive selection process involving several accounting firms.  Prior to the appointment of PMB, we did not consult with PMB on any matters relating to accounting opinions or any other matter related to us which would require disclosure pursuant to Item 304(a)(2) of Regulation S-B.

The Company has engaged additional expert services in support of the preparation of our financial statements for the year ended January 1, 2006 and January 2, 2005.  The audit ot the subsidiary in Sweden was performed by another PCAOB registered audit firm, Ohrlings PriceWaterhouseCoopers (“PWC”).  PWC’s efforts were directed by PMB and PMB placed reliance on representations made by PWC.  The Company also engaged a PCAOB registered audit and tax firm for accounting services associated with tax accounting issues and related footnotes required in connection with statutory and regulatory filings

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of PMB Helin Donovan, LLP.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

In connection with the audit of the 2006 financial statements, the Company entered into an engagement agreement with PMB Helin Donovan, LLP, which sets forth the terms by which PMB Helin Donovan, LLP will perform audit services for the Company.   That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The following table represents aggregate fees billed to the Company for the fiscal years ended January 1, 2006 and December 31, 2006, by PMB Helin Donovan, LLP, the Company’s principal accountant and related expert services.

	Fiscal Year Ended (in thousands)
	December 31, 2006	January 1, 2006
Audit Fees (1)	$67,420	$71,500
Audit-related Fees (2)	39,140	49,839
Tax Fees (3)	26,015	--
All Other Fees	--	--
Total Fees	$132,575	$121,339

(1)
Includes fees for the audit of the annual financial statements included in our Form 10-KSB and the review of interim financial statements included on Forms 10-QSB by our principal accounting firms.  Of the audit fees in 2006, approximately $55 thousand was related to services provided by PMB and $12 thousand was related to services provided by BPM.  All audit fees in 2005 were related to services provided by BPM.

(2)
Includes fees for annual period ending December 31, 2006 for Expert services provided by PWC for our Form 10-KSB, 10-QSB and Report 8-K.  Includes fees associated with statutory and regulatory filings such as SB/2 and  S-3 for the period ending January 1, 2006 which were provided by BPM.

(3)	Includes fees for the preparation of statutory and regulatory filings associated with tax accounting, footnotes and returns. These services were provided by Mohler, Nixon Williams during 2006.

All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, PMB Helin Donovan, LLP.  The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts.  Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.  The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors is requesting stockholder approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of common stock from 100,000,000 shares to 130,000,000 shares.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock.  If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada, in substantially the form attached hereto as Exhibit B.

In addition to the approximately 75,979,439 shares of common stock outstanding on December 17 2007, the Board has reserved 12,389,520 shares for issuance upon exercise of options and rights granted under the Company’s stock option and stock purchase plans, including up to approximately 7,994,117 shares of common stock which may be issued upon exercise of warrants currently outstanding.

Although, at present, the Board of Directors has no other plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future.  The additional shares may be used for various purposes without further stockholder approval.  These purposes may include: raising capital, providing equity incentives to employees, officers or Directors, establishing strategic relationships with other companies, expanding the company’s business or product lines through the acquisition of other businesses or products, and other purposes.

The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company.  For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of shares not approved by the Board of Directors, give certain holders the right to acquire additional shares of common stock at a low price, or the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.  Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The affirmative vote of the holders of a majority of the outstanding shares of the common stock will be required to approve this amendment to the Company’s Articles of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS
A Vote In Favor Of Proposal 4.

PROPOSAL 5

APPROVAL OF DECLASSIFICATION OF THE BOARD OF DIRECTORS

The Board of Directors has unanimously approved and is recommending that stockholders approve an amendment to the Company’s Articles of Incorporation to eliminate the classified board structure and provide for the annual election of all Directors.

Article 10(b) of the Articles of Incorporation currently provides that the Board of Directors shall be divided into three classes as nearly equal in size as possible, with members of each class serving for three-year terms.

If proposal is approved, all Directors will be elected annually beginning at the next annual meeting. The terms of all Directors automatically will expire immediately prior to the election of Directors at the next annual meeting.

Supporters of classified boards believe that they promote continuity and stability and assist a company in long-term strategic planning. Supporters also believe that classified boards enhance shareholder value and allow a company to respond to a takeover attempt in a reasoned manner.  However, some investors view classified boards as reducing Directors’ accountability to stockholders. Critics also believe that classified boards discourage takeovers and thus detract from shareholder value.

The board evaluated the relative merits of a classified board and determined that the annual election of Directors was in the best interests of the stockholders of the Company and  of the good corporate governance of the Company.

If the proposal is approved, each Director elected at the annual meeting to be held January 30, 2008 will hold office until the next annual meeting.  Immediately prior to the election of Directors at the 2008 annual meeting, all Directors’ terms automatically will expire. Beginning at the next annual meeting held after January 30, 2008, all Directors will be elected annually.  If the proposal is not approved, the Board of Directors will remain classified and the Directors elected at the 2007 annual meeting will serve as described on pages [7-10] of this proxy statement.

The affirmative vote of the holders of at least a majority of shares of the company’s outstanding common stock will be required for approval of the proposal. The proposed Amendment is attached to this proxy statement as Exhibit B. If approved, the Amendment will become effective upon filing with the Secretary of State of the State of Nevada, which the Company intends to do promptly following action by stockholders at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A Vote In Favor Of Proposal 5.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of December 14, 2007 by: (i) each Director and nominee for Director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and Directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

NAME AND ADDRESS** OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENT OF CLASS BENEFICIALLY OWNED
Douglas J. Glader (1)	4,126,970	5.4%

Sven Nowicki	2,883,828	3.8%

Gary Johnson (2)	833,333	1.4%

Thomas Williams (3)	1,417,000	1.9%

Scott McClendon (4)	159,000	*

Thomas Saponas (5)	159,000	*

Mary Losty (6)	1,865,000	2.5%

Staffan Hillberg (7)	65,000	*

All executive officers and Directors as a group (eight persons)	7,441,638	9.8%

**	The Address of each of the officers and Directors listed above is c/o Procera Networks, Inc. 100 Cooper Court, Los Gatos, CA 95032

*	Indicates less than 1%

(1)
On November 2, 2007, Douglas J. Glader retired from his positions as President and Chief Executive Officer of the Company, as well as Chairman of the Board of Directors and as a Director of the Company.

(2)
Shares beneficially owned by Gary Johnson represent incentive stock options to purchase 833.333 shares of our common stock which are exercisable in whole or in part within 60 days of December 7, 2007.  On December 7, 2007, Gary Johnson retired from his position as Senior Vice President, Sales and Marketing

(3)
Shares beneficially owned by Thomas H. Williams include 100,000 shares of our common stock acquired through the purchase of founders shares, warrants to purchase 85,000 shares of our common stock which may be exercised within 60 days of December 17, 2007, non-qualified stock options to acquire 32,000 shares of our common stock which may be exercised within 60 days of December 17, 2007, and incentive stock options to purchase 1,200,000 shares of our common stock which may be exercised within 60 days of December 17, 2007.

(4)
Shares beneficially owned by Scott McClendon represent non-qualified options to purchase 159,000 shares of our common stock that are exercisable in whole or in part within 60 days of December 17, 2007.

(5)	Shares beneficially owned by Thomas Saponas represent non-qualified options to purchase 159,000 shares of our common stock that are exercisable in whole or in part within 60 days of December 17, 2007.

(6)
Shares beneficially owned by Mary Losty include warrants to purchase 300,000 shares of our common stock that are exercisable in whole or in part within 60 days of December 17, 2007,  1,500,000 shares of our common stock acquired through  purchase in our November 2006 private placement sale and non-qualified options to purchase 65,000 shares of our common stock that are exercisable in whole or in part with 60 days of December 17, 2007. .

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common shares subject to options that are currently exercisable or exercisable within 60 days of November 15, 2007 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address for each of the individuals listed in the table is care of Procera Networks, Inc., 100 Cooper Court, Los Gatos, California 95032. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on [68,614,105] shares of our common stock outstanding as of November 15, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with, except as follows: (i) Thomas Williams has not timely filed six Form 4s and has failed to file three Form 5s, (ii) David Stepner has not timely filed his Form 4 and has failed to file his Form 3, (iii) Paul Eovino has not timely filed his Form 4 and failed to file his Form 3, (iv) Scott McClendon has not timely filed four Form 4s and failed to file three Form 5s, (v) Thomas Saponas has not timely filed four Form 4s and failed to file three Form 5s, (vi) Staffan Hillberg has not timely filed two Form 4s and failed to file his From 3 and (vii) Mary Losty has not timely filed two Form 4s and failed to file her Form 3.

EXECUTIVE COMPENSATION

The following table shows the compensation awarded to, or earned by, our chief executive officer and our two other most highly compensated executive officers serving in such capacity at December 31, 2006.  We refer to these employees collectively as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 2006

Name and Principal Position	Year	Salary		Bonus		Option Awards(5)	Total
Douglas J. Glader, Former Chief Executive Officer and Former President	2006	$245,000	(1)	-		-	$245,000

Gary Johnson, SeniorVice President, Sales and Marketing	2006	$126,615	(2)	$59,500	(4)	$220,100	$406,255

Thomas Williams, Interim Chief Executive Officer and Chief Financial Officer	2006	$126,154	(3)	-		$595,335	$721,489

*
On November 2, 2007, Douglas J. Glader retired from his positions as President and Chief Executive Officer of the Company, as well as Chairman of the Board of Directors and as a Director of the Company.

**	On December 7, 2007, Gary Johnson retired from his position as Senior Vice President, Sales and Marketing
***	On November 2, 2007, Thomas Williams was promoted to interim Chief Executive Officer
(1)	Douglas J. Glader, our former CEO and President, was paid a base salary of $245,000 per annum, effective as of October 1, 2003.
(2)
Gary Johnson, our Senior Vice President, Sales and Marketing, was paid a base salary of $120,000 effective as of October 18, 2004.  Effective November 1, 2006 Mr. Johnson’s base salary was increased to $160,000 per year.

(3)	Thomas Williams, our Chief Financial Officer was paid a base salary of $160,000 per annum, effective as of March 20, 2006.
(4)	Gary Johnson received a bonus in 2006 in recognition of achieving sales targets
(5)
The value of the stock options disclosed has been determined as set forth in Note 2 to our consolidated financial statements. The amount disclosed for each year is the portion of the grant date value of the options becoming vested in each year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR –END.

The following table shows for the fiscal year ended December 31, 2006, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Douglas J. Glader *	-	-		-	-
Gary Johnson **	361,111	138,889	(1)	$0.92	10/12/14
	500,000	-		$0.52	8/11/16
Thomas Williams	16,000	-		$3.35	03/09/14
	16,000	-		$1.67	04/20/15
	450,000	-		$0.69	03/20/16
	750,000	-		$0.52	08/11/16
	75,000	-		$1.42	06/14/08
	10,000	-		$1.86	04/13/08

*
On November 2, 2007, Douglas J. Glader retired from his positions as President and Chief Executive Officer of the Company, as well as Chairman of the Board of Directors and as a Director of the Company.

**	On December 7, 2007, Gary Johnson retired from his position as Senior Vice President of Sales and Marketing.

(1) The vesting date for these options was completed as of  October 31. 2007

EMPLOYMENT AGREEMENTS; TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

In October 2004, Procera entered into an offer letter with Mr. Gary J. Johnson employing his as its Sr. Vice-President of Sales and Marketing on an at-will basis.  The agreement provides for a base salary of $120,000 per year and an incentive to earn an additional $80,000 annually in commissions based on performance.  This agreement was amended in November 2006 to provide for a base salary of $160,000 and an incentive to earn an additional $150,000 in commission based on performance.  In addition, Procera granted to Mr. Johnson an incentive stock option to purchase 500,000 shares of our common stock at a price of $0.92 per share.  In addition, Mr. Johnson is entitled to the employee benefits available to all Company employees and is eligible for participation in any executive bonus program adopted by the Company’s Board of Directors.  There are no severance provisions.

In March 2006, Procera entered into an offer letter with Mr. Thomas H. Williams employing him as Chief Financial Officer.  The agreement provides for a base salary of $160,000 per annum.  In addition, Procera granted to Mr. Williams an option to purchase 450,000 shares of Procera common stock at a price of $.69 per share.  In August, 2006 Mr. Williams was granted an option to purchase an additional 750,000 shares at an option price of $.52 per share.  In August 2007, Mr. Wiliams’ base salary was increased to $190,000 per annum.  Mr. Williams is eligible to participate in any executive bonus programs adopted by the Company’s Board of Directors.  There are no severance provisions.

On August 18, 2006, the merger between Procera Networks, Inc. and Netintact, AB closed.  At that time all shares of Netintact, AB were owned by Procera.  Mr. Sven Nowicki, is the President of Netinact, AB and has an employment contract with Netintact, AB.  This agreement is a customary Swedish employment agreement that conforms to Swedish law.  No severance provisions beyond those mandated by Swedish law are included.  Procera does not have an employment contract with Mr. Nowicki.

On May 21, 2007, Procera entered into an offer letter with David E. Stepner employing him as Chief Operating Officer on an at-will basis.  The agreement provides for a base salary of $160,000 per annum.  In addition, Procera granted to Dr. Stepner an option to purchase 250,000 shares of Procera common stock at a price of $2.53 and a grant of 300,000 shares of restricted stock.  Dr Stepner is eligible to participate in any executive bonus programs adopted by the Company’s Board of Directors.  There are no severance provisions.

On November 2, 2007, Douglas J. Glader retired from his positions as President and Chief Executive Officer of the Company, as well as Chairman of the Board of Directors and as a Director of the Company.  Mr. Glader had served the company in those roles since September 2003.  As severance, Mr. Glader will receive his current base salary of $245,000 and continue his health insurance coverage pursuant to COBRA for an additional 18 months.  There are no other severance provisions.

STOCK OPTION PLANS

In August 2003 and October 2004 our Board of Directors and stockholders adopted the 2003 Stock Option Plan and 2004 Stock Option Plan, respectively (collectively referred to as the “Plan”). The number of shares available for options under the 2003 Plan and 2004 Plan, as amended, is 2,500,000 and 5,000,000, respectively. The following description of our Plan is a summary and qualified in our entirety by the text of the Plan. The purpose of the Plan is to enhance our profitability and stockholder value by enabling us to offer stock based incentives to employees, Directors and consultants. The Plan authorizes the grant of options to purchase shares of our common stock to employees, Directors and consultants. Under the Plan, we may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 and non-qualified stock options. Incentive stock options may only be granted to our employees.

The number of shares available for options under the Plan is 7,500,000. As of December 31, 2006, 2,016,216 shares were available for future grants. The options under the Plan vest over varying lengths of time pursuant to various option agreements that we have entered into with the grantees of such options. The Plan is administered by the Board of Directors. Subject to the provisions of the Plan, the Board of Directors has authority to determine the employees, Directors and consultants who are to be awarded options and the terms of such awards, including the number of shares subject to such option, the fair market value of the common stock subject to options, the exercise price per share and other terms.

Incentive stock options must have an exercise price equal to at least 100% of the fair market value of a share on the date of the award and generally cannot have a duration of more than 10 years. If the grant is to a stockholder holding more than 10% of our voting stock, the exercise price must be at least 110% of the fair market value on the date of grant. Terms and conditions of awards are set forth in written agreements between us and the respective option holders. Awards under the Plan may not be made after the tenth anniversary of the date of our adoption but awards granted before that date may extend beyond that date.

Optionees have no rights as stockholders with respect to shares subject to option prior to the issuance of shares pursuant to the exercise thereof. An option becomes exercisable at such time and for such amounts as determined by the Board of Directors. An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires. The purchase price for shares to be issued to an employee upon his exercise of an option is determined by the Board of Directors on the date the option is granted. The Plan provides for adjustment as to the number and kinds of shares covered by the outstanding options and the option price therefore to give effect to any stock dividend, stock split, stock combination or other reorganization.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning our equity compensation plan as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	5,483,784	$0.96	2,016,216
Equity compensation plans not approved by security holders	0	$0.00
Total	5,483,784	$0.96	2,016,216

DIRECTOR COMPENSATION

For the fiscal year ended December 31, 2006, Scott McClendon, Thomas Saponas and Sven Nowicki did not receive any compensation from us related to their service as Directors of the Company.  No fees or equity awards were earned during fiscal year 2006. Directors who are also our employees receive no additional compensation for serving on the Board.  We reimburse non-employee Directors for all travel and other expenses incurred in connection with attending meetings of the Board of Directors.  Our Directors who are also employees may participate in other incentive plans described under “Executive Compensation.”

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions, including the Sarbanes-Oxley Act of 2002. A related-person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Under its charter, our Audit Committee is charged with reviewing and approving all related-person transactions as required by AMEX rules. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval.

CERTAIN RELATED-PERSON TRANSACTIONS

The Company has entered into indemnification agreements with its Directors and officers that may require the Company: to indemnify its Directors and officers against liabilities that may arise by reason of their status or service as Directors or officers, other than liabilities arising from willful misconduct of a culpable nature; to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified; and to obtain Directors’ and officers’ insurance if available on reasonable terms, which the Company currently has in place, in each case, to the fullest extent permitted under Nevada law and the Company’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Procera Networks, inc. stockholders will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.  Direct your written request to Procera Networks, Inc., Thomas Williams at 100 Cooper Court Los Gatos, California 95032 or contact Procera Networks, Inc. Thomas Williams at 408-354-7200.  Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2006 is available without charge upon written request to: Thomas Williams 100 Cooper Court Los Gatos, California 95032.

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Thomas H. Williams
Interim Chief Executive Officer, Chief Financial Officer and Secretary

December    , 2007

EXHIBIT A
PROCERA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN

APPROVED BY THE BOARD:  OCTOBER 17, 2007
APPROVED BY THE STOCKHOLDERS: __________, 2008
TERMINATION DATE: OCTOBER 17,2017

1.	General.

(a)     Successor and Continuation of Prior Plans.  The Plan is intended as the successor to and continuation of the Procera Networks, Inc. 2003 Stock Option Plan and 2004 Stock Option Plan, as amended (the “Prior Plans”).  Following the Effective Date, no additional stock awards shall be granted under the Prior Plans.  Any shares remaining available for future awards under the Prior Plans as of the Effective Date (the “Prior Plan Available Reserve”) shall become available for issuance pursuant to Awards granted hereunder.  From and after the Effective Date, any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement (the “Returning Shares”) shall become available for issuance pursuant to Awards granted hereunder.  From and after the Effective Date, all outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans with respect to which they were originally granted and shares issuable under such awards shall be issued from such Prior Plans. All Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b)     Eligible Award Recipients.  The persons eligible to receive Awards are Employees, Directors and Consultants.

(c)     Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards and (viii) Other Stock Awards.

(d)     Purpose.  The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 0, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	ADMINISTRATION.

(a)     Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 0.

(b)     Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)        To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to an Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)       To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii)      To settle all controversies regarding the Plan and Awards granted under it.

(iv)       To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)        To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Option or the strike price of any outstanding Stock Appreciation Right; (2) the cancellation of any outstanding Option or Stock Appreciation Right and the grant in substitution therefor of (a) a new Option or Stock Appreciation Right under the Plan or another equity plan of the Company covering the same or different number of shares of Common Stock, (b) a Restricted Stock Award, (c) a Restricted Stock Unit Award, (d) an Other Stock Award, (e) cash, and/or (f) other valuable consideration as determined by the Board in its sole discretion; or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(vi)       To suspend or terminate the Plan at any time.  Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)     To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 0 relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but in each of (i) through (v) only to the extent required by applicable law or listing requirements. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(viii)     To submit any amendment to the Plan for stockholder approval, including, but not limited to, material amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (ii) Section 422 of the Code regarding Incentive Stock Options, or (iii) Rule 16b-3.

(ix)       To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards, or correct any clerical errors, if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code and the related guidance thereunder.

(x)     Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)     To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c)     Delegation to Committee.

(i)         General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)        Section 162(m) and Rule 16b-3 Compliance.  In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (B) delegate to a Committee who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)     Delegation to Officers.  The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Options (and, to the extent permitted by applicable law, other Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officers and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding anything to the contrary in this Section 0, the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(x)(ii) below.

(e)     Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THE PLAN.

(a)     Share Reserve. Subject to the provisions of Section 0 relating to Capitalization Adjustments, the aggregate number of shares of common stock of the Company that may be issued pursuant to Stock Awards under the Plan shall not exceed 5,000,000 shares of Common Stock, plus an additional number of shares in an amount not to exceed 7,389,520, comprised of: (i) that number of shares subject to the Prior Plan Available Reserve plus (ii) the Returning Shares (as such shares become available from time to time).  Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b)     Reversion of Shares to the Share Reserve.  If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, (iii) a Stock Award is settled in cash, (iv) if any shares of Common Stock are cancelled in accordance with the cancellation and regrant provisions of Section 3(b)(v), then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan.  If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan.  If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(c)     Incentive Stock Option Limit.  Notwithstanding anything to the contrary in this Section 0, subject to the provisions of Section 0 relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 12,389,520 shares of Common Stock immediately following the Effective Date of the Plan.

(d)     Source of Shares.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	ELIGIBILITY.

(a)     Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)     Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)     Section 162(m) Limitation.  Subject to the provisions of Section 0 relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than 1,500,000 shares of Common Stock.

(d)     Consultants.  A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, (i) a Form S-8 Registration Statement under the Securities Act or a successor or similar form under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8, (ii) such grant complies with the requirements of Rule 701 of the Securities Act, or (iii) the Company determines that such grant will otherwise comply with the securities laws of all relevant jurisdictions.

5.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option.  If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option.  The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall conform to (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)     Term.  Subject to the provisions of Section 0 regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b)     Exercise Price.  Subject to the provisions of Section 0 regarding Ten Percent Stockholders, and notwithstanding anything in the Option Agreement to the contrary, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such options are Incentive Stock Options).

(c)     Consideration.  The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.  The methods of payment permitted by this Section 0 are:

(i)         by cash, check, bank draft or money order payable to the Company;

(ii)       pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)      by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)      by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other permitted payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;  or

(v)         in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(d)     Transferability of Options.  The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine.  If the Board determines that an Option will be transferable, the Option will contain such additional terms and conditions as the Board deems appropriate.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)     Restrictions on Transfer.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is consistent with applicable tax and securities laws upon the Optionholder’s request.

(ii)       Domestic Relations Orders.  Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)      Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.  In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(e)     Vesting of Options Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal.  The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 0 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)     Termination of Continuous Service.  Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the date three (3) months following the termination of the Optionholder’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g)     Extension of Termination Date.  An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements and would not subject the Optionholder to short-swing liability under Section 16(b) of the Exchange Act, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h)     Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i)     Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of such Option as set forth in the Option Agreement.  If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j)     Termination for Cause.  Except as otherwise explicitly provided in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding.

(k)     Non-Exempt Employees.  No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)     Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)        Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company; (B) past or future services actually or to be rendered to the Company or an Affiliate; or (C) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)      Vesting.  Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)     Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)     Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)     Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)        Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)      Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)    Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)      Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)       Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)      Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)     Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code.  Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award.  For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c)     Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards.  The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)        Term.  No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii)       Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents.  Notwithstanding anything in the applicable Stock Award Agreement to the contrary, the strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii)     Calculation of Appreciation.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the aggregate strike price of the Common Stock equivalents being exercised.

(iv)       Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)       Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)       Payment.  The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)      Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates (other than for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii)    Termination for Cause.  Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix)      Extension of Termination Date.  If the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service would either (A) be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, or (B) subject the Participant to short-swing liability under Section 16(b) of the Exchange Act, then the Stock Appreciation Right shall terminate on the earlier of (x) the expiration of a period of ninety (90) days after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements and would not subject the Participant to short-swing liability under Section 16(b) of the Exchange Act, or (y) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(d)     Performance Awards.

(i)        Performance Stock Awards.  A Performance Stock Award is either a Restricted Stock Award or Restricted Stock Unit Award that may be granted or may vest based upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion.  The maximum Performance Stock Award that may be granted in a calendar year to any Participant pursuant to this Section 0(i) shall not exceed the value of 750,000 shares of Common Stock (as determined at the time of grant).  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)       Performance Cash Awards.  A Performance Cash Award is a cash award granted pursuant to this Section 6(d)(ii) that is paid upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the completion of a specified period of Continuous Service.  The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion.  The maximum Performance Cash Award that may be granted to a Participant in a calendar year and made subject to the future attainment of one or more Performance Goals shall not exceed $1,000,000.  The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event.  The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under this Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

(e)     Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock (“Other Stock Awards”) may be granted either alone or in addition to Stock Awards provided for under Section 0 and the preceding provisions of this Section 0.  Such Other Stock Awards will be subject to a written Award Agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award, and each Other Stock Award shall be subject to the terms and conditions of the Plan. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.

(a)     Availability of Shares.  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

(b)     Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards or make payments of cash or other property in settlement of Awards unless and until such authority is obtained.  A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.

(c)     No Obligation to Notify.  The Company shall have no duty or obligation to any holder of an Award to advise such holder as to the time or manner of exercising or settling such Award.  Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised or settled.  The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.	MISCELLANEOUS.

(a)     Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)     Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.  If the Board determines that the terms of an Award do not reflect the appropriate exercise, strike or purchase price on the appropriate date of grant in accordance with the requirements of the Plan, the terms of the Award shall be automatically corrected to reflect the appropriate price or other terms provided for under the Plan, as determined by the Board, without the need for consent of the Participant; provided, however, that no such correction shall result in a direct or indirect reduction in the exercise price or strike price of the Award.

(c)     Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise or settlement of the Award pursuant to its terms, and (ii) the issuance of the Common Stock pursuant to such exercise or settlement has been entered into the books and records of the Company.

(d)     No Employment or Other Service Rights.Nothing in the Plan, any Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)     Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s) or any Board or Committee resolutions related thereto.

(f)     Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)     Withholding Obligations.  Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h)     Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i)     Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee.  The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)     Compliance with Section 409A.  To the extent that the Board determines that any Award granted under the Plan is, or may reasonably be, subject to Section 409A of the Code (together, with any state law of similar effect, “Section 409A”), the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1).  To the extent applicable and permitted by law, the Plan and Award Agreements shall be interpreted in accordance with Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(i)         Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award is, or may reasonably be, subject to Section 409A and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A and related Department of Treasury guidance.

(ii)      In addition, and except as otherwise set forth in the applicable Award Agreement, if the Company determines that any Award granted under this Plan constitutes, or may reasonably constitute, “deferred compensation” under Section 409A and the Participant is a “specified employee” of the Company at the relevant date, as such term is defined in Section 409A(a)(2)(B)(i) (a “Specified Employee”), then, solely to the extent necessary to avoid the incurrence of the adverse personal tax consequences under Section 409A, the time at which cash payments shall be paid, or shares of Common Stock issued, to such Participant shall be automatically delayed as follows:  on the earlier to occur of (1) the date that is six months and one day after the date of termination of the Participant’s Continuous Service or (2) the date of the Participant’s death (such earlier date, the “Delayed Initial Payment Date”), the Company shall (A) pay to the Participant a lump sum amount equal to the sum of the cash payments, and issue to the Participant that number of shares of Common Stock, that the Participant would otherwise have received through the Delayed Initial Payment Date if such issuance or payment had not been delayed pursuant to this Section 8(j), in each case, without liability to the Participant for interest during such period of delay, and (B) commence paying or issuing the balance of the amounts due under the Award in accordance with the applicable schedules set forth in the Award Agreement.

(k)     Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Affiliates shall not be responsible for, or required to reimburse or otherwise make any participant whole for, any tax or penalty imposed on, or losses incurred by, any Participant that arises in connection with the potential or actual application of Section 409A to any Award granted hereunder.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)     Capitalization Adjustments.  In the event of a Capitalization Adjustment, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 0; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 0; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 0 and 0(i); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)     Dissolution or Liquidation.  Except as otherwise provided in a Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.  All other Awards that are not Stock Awards shall be treated in accordance with the applicable Award Agreements.

(c)     Corporate Transaction.   The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in the Award Agreement or any other applicable written agreement between the Company or any Affiliate and the holder of the Award, or unless otherwise expressly provided by the Board at the time of grant of an Award.  Except as otherwise stated in the Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)         arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)        arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)      accelerate the vesting of the Award (and, if applicable, the time at which the Award may be exercised or settled) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)       arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v)        cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised or settled prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)       the payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Award would have received upon the exercise or settlement of the Award, over (B) any exercise or purchase price payable by such holder in connection with such exercise or settlement.

The Board need not take the same action with respect to all Awards or with respect to all Participants.

(d)     Change in Control.  An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any applicable written agreement between the Company or any Affiliate and the Participant.  An Award may vest as to all or any portion of the cash or shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control.  In the absence of such provisions, no such acceleration shall occur.

10.	TERMINATION OR SUSPENSION OF THE PLAN.

(a)     Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless terminated sooner, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)     No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the date it is first approved by the Board, but no Stock Award shall be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award shall be granted and no Performance Cash Award shall be settled) unless and until the Plan has been approved by the Stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

12.	CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)     “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act.  The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)     “Annual Meeting” means the annual meeting of the stockholders of the Company.

(c)     “Award” means a Stock Award or a Performance Cash Award.

(d)     “Award Agreement” means a Stock Award Agreement or the written terms of a Performance Cash Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e)     “Board” means the Board of Directors of the Company.

(f)     “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without the receipt of consideration” by the Company.

(g)     “Cause” means with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Cause (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Cause or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h)     “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)        any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)        there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii)      there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(i)      “Code” means the Internal Revenue Code of 1986, as amended.

(j)     “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 0.

(k)     “Common Stock” means the common stock of the Company.

(l)      “Company” means Procera Networks, Inc., a Nevada corporation.

(m)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(n)     “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not, by itself, terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an “Affiliate,” as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  To the extent a Participant, upon a change in capacity of service, ceases to provide service at a rate of more than 20% of his or her rate of service (immediately prior to the change in capacity), such Participant may be deemed to have suffered a termination of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board of the chief executive officer of the Company, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors.  Notwithstanding the foregoing, and except as otherwise required by applicable law or as otherwise determined by the Company, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o)     “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)         the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)        the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)       the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)      the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p)     “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(q)     “Director” means a member of the Board.

(r)     “Disability” means, with respect to a Participant,  the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(s)     “Effective Date” means the effective date of the Plan as set forth in Section 0.

(t)     “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(u)     “Entity” means a corporation, partnership, limited liability company or other entity.

(v)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)     “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(x)     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)         If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the last preceding date for which such quotation exists.

(ii)       In the absence of such markets for the Common Stock or if the Board otherwise determines that value derived pursuant to the foregoing methods does not accurately reflect the value of the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

(y)     “Incentive Stock Option” means an Option which qualifies as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z)      “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa)     “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

(bb)    “Officer” means any person designated by the Company as an officer; provided, however, that at any time that any class of the equity securities of the Company is registered pursuant to Section 12 of the Exchange Act, “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc)     “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)     “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(ee)     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff)      “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 0.

(gg)    “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh)     “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)      “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(jj)      “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, on a U.S. generally accepted accounting standards or non-generally accepted accounting standards basis, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) sales or revenue targets; (xvii) orders and revenue; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) stockholders’ equity; (xxxi) quality measures; and (xxxii) to the extent that a Stock Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.  The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(kk)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the satisfaction of the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.  In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(ll)      “Performance Period” means one or more periods of time, which may be of varying and overlapping duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award.

(mm)   “Performance Stock Award” means a Restricted Stock Award or Restricted Stock Unit Award which is granted pursuant to the terms and conditions of Section 0(i).

(nn)     “Plan” means this Procera Networks, Inc. 2007 Equity Incentive Plan.

(oo)     “Prior Plans” means the Company’s 2003 Stock Option Plan and 2004 Stock Option Plan, as in effect immediately prior to the Effective Date.

(pp)     “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 0.

(qq)     “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)     “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 0.

(ss)     “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt)       “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)     “Securities Act” means the Securities Act of 1933, as amended.

(vv)      “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 0.

(ww)    “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx)     “Stock Award” means any right to receive Common Stock granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award, or Other Stock Award.

(yy)     “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz)     “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(aaa)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(bbb)     Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 0.

(ccc)   “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(ddd)    “Stock Award” means any right to receive Common Stock granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award, or Other Stock Award.

(eee)   “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(fff)     “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(ggg)  “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

EXHIBIT B

CERTIFICATE OF AMENDMENT OF
ARTICLES OF INCORPORATION OF
Procera Networks, inc.
Pursuant to provisions 78.385 and 78.390 of the Nevada Revised Statutes, Procera Networks, Inc., a Nevada corporation, adopts the following amendments to it Articles of Incorporation.

The undersigned certifies that:

1.           He is the Chief Executive Officer and the Secretary of Procera Networks, Inc.

2.           ARTICLE FOURTH of the Articles of Incorporation of this corporation is amended to read in full as follows:

“The total number of shares of capital stock which this corporation shall have authority to issue is one hundred forty-five million (145,000,000) with a par value of $.001 per share.  One hundred thirty million (130,000,000) of those shares are Common Stock and fifteen million (15,000,000) of those shares are Preferred Stock.  Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought.  The holders of shares of Preferred Stock shall have no right to vote such shares, except (i) determined by the Board of Directors of this corporation in accordance with the provisions of Section (3) of ARTICLE FIFTH of these Articles of Incorporation, or (ii) as otherwise provided by the Nevada General Corporation Law, as amended from time to time.”

3.           Section (b) of ARTICLE TENTH of the Articles of Incorporation of this corporation is amended to read in full as follows:

“The members of the Board of Directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting.  Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until his death, resignation or removal.  Directors need not be shareholders of the corporation.  Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until their successors are elected and qualified.  The shareholders may elect a director at any time to fill any vacancy not filled by the directors.”

4.           The foregoing amendments of Articles of Incorporation have been duly approved by the Board of Directors.

5.           The foregoing amendments of Articles of Incorporation have been duly approved by the required vote of shareholders in accordance with Section 78.390 of the Nevada Revised Statutes.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is ____.*

* If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof.

We further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  _______________

Thomas Williams
Chief Executive Officer and Secretary